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                                                                   EXHIBIT 10.84

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                                  EZCORP, INC.

                               SECOND AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                          DATED AS OF OCTOBER 10, 2001


                  WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION,

                                    AS AGENT

                                       AND

                                  ISSUING BANK


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            SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of October 10, 2001 is among EZCORP, INC., a Delaware corporation ("Borrower"), each of the Lenders signatory hereto party to the Agreement referred to below, and WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, a national banking association, as Agent for itself and the other Lenders (in such capacity, together with its successors in such capacity the "Agent") and as the Issuing Bank.

                                    RECITALS;

         Borrower, Agent, Required Lenders and Issuing Bank have previously entered into that certain Amended and Restated Credit Agreement dated as of December 15, 2000 as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of May 1, 2001 (as amended, the "Agreement").

         Borrower, Agent, Lenders and Issuing Bank now desire to amend Schedules
9.1 and 9.2 to the Agreement as hereinafter more specifically provided.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

         1.1 Definitions. All capitalized terms not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II

                                   Amendments

         2.1 Amendment to Schedule 9.1 to the Agreement. Effective as of the date hereof, Schedule 9.1 to the Agreement is amended by adding thereto the following:

                  "Indebtedness of Borrower in the principal amount of $1,623,600.00 to AFCO Premium Credit LLC pursuant to that certain Premium Finance Agreement dated in October 2001 at an annual percentage rate of 4.632%, payable in 11 consecutive monthly payments each in the amount of $151,040.73 with the first monthly installment due November 1, 2001."

         2.2 Amendment to Schedule 9.2 to the Agreement. Effective as of the date hereof, Schedule 9.2 to the Agreement is amended by deleting the word "None" therefrom and adding thereto the following:

                  "Security interest created pursuant to that certain Premium Finance Agreement dated in October 2001 executed by Borrower in favor of AFCO



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         Premium Credit LLC securing the indebtedness evidenced thereby in the principal amount of $l,623,600.00, such security interest covering Borrower's interest in unearned premiums and dividends which may become payable under the insurance policies listed therein and loss payments which reduce the unearned premiums, subject to any mortgagee or loss payee interest."

                                   ARTICLE III

                  Ratifications, Representations and Warranties

         3.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Lenders, Issuing Bank and Agent agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         3.2 Representations and Warranties. Borrower hereby represents and warrants to the Lenders, Agent and Issuing Bank that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, (iii) except for a possible violation of Section 10.6 of the Agreement which Borrower understands is not being waived hereby, no Default has occurred and is continuing, and (iv) except for a possible violation of Section
10.6 of the Agreement which Borrower understands is not being waived hereby, Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                                   ARTICLE IV

                                  Miscellaneous

         4.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Lenders, Agent or Issuing Bank or any closing shall affect the representations and warranties or the right of the Lenders, Agent or Issuing Bank to rely upon them.

        4.2 Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.



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        4.3 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

        4.4 Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Travis County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

        4.5 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Lenders, Agent, Issuing Bank and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

        4.6 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

        4.7 WAIVER AND RELEASE. IN ORDER, TO INDUCE THE AGENT, THE LENDERS AND THE ISSUING BANK TO AGREE TO THIS AMENDMENT, BORROWER AND EACH GUARANTOR REPRESENT AND WARRANT THAT AS OF THE DATE HEREOF THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH EACH OF THEM:

                  (a) WAIVER, WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF, AND

                  (b) RELEASE. RELEASES AND DISCHARGES THE AGENT, THE LENDERS AND THE ISSUING BANK, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY, THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH THE BORROWER OR ANY GUARANTOR EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND HEREBY.



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         4.8 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS,
DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                  [Remainder of Page Intentionally Left Blank]



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         Executed as of the date first written above.

                                       BORROWER:

                                       EZCORP, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                       AGENT, ISSUING BANK AND LENDER:

                                       WELLS FARGO BANK TEXAS, NATIONAL
                                       ASSOCIATION


                                       By:
                                          --------------------------------------
                                          Larry Clayton
                                          Vice President



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                                       OTHER LENDERS:

                                       BANK ONE, NA (successor by merger to Bank
                                       One, Texas, National Association)


                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



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                                       GUARANTY BANK (formerly known as Guaranty
                                       Federal Bank, F.S.B.)


                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



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                                       COMERICA BANK-TEXAS



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



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                                       THE CHASE MANHATTAN BANK (successor by
                                       merger to Chase Bank of Texas, National
                                       Association)



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



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                     Obligated Parties Consent and Agreement

         Each of the undersigned Obligated Parties (i) consent and agree to this Amendment; and (ii) agree that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Obligated Party enforceable against it in accordance with their respective terms.

                                       OBLIGATED PARTIES:

                                       EZPAWN ALABAMA, INC.
                                       EZPAWN ARKANSAS, INC.
                                       EZPAWN COLORADO, INC.
                                       EZPAWN FLORIDA, INC.
                                       EZPAWN GEORGIA, INC.
                                       EZPAWN HOLDINGS, INC.
                                       EZPAWN INDIANA, INC.
                                       EZPAWN LOUISIANA, INC.
                                       EZPAWN NEVADA, INC.
                                       EZPAWN NORTH CAROLINA, INC.
                                       EZPAWN OKLAHOMA, INC.
                                       EZPAWN TENNESSEE, INC.
                                       TEXAS EZPAWN MANAGEMENT, INC.
                                       EZ CAR SALES, INC.
                                       EZPAWN CONSTRUCTION, INC.
                                       EZPAWN KANSAS, INC.
                                       EZPAWN KENTUCKY, INC.
                                       EZPAWN MISSOURI, INC.
                                       EZPAWN SOUTH CAROLINA, INC.
                                       EZCORP INTERNATIONAL, INC.
                                       EZ MONEY NORTH CAROLINA, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                       TEXAS EZPAWN L.P.

                                       By: TEXAS EZPAWN MANAGEMENT, INC.,
                                           its sole general partner


                                           By:
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------



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